EXHIBIT 10.1
                          SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the "Agreement"), dated as of _________, 1997, is entered into by and between _______________________________, (the
"Purchaser") and GreenMan Technologies, Inc., (the "Company"). This is the Agreement referred to as the "Purchase Agreement" in the Registration Rights Agreement (as defined in Section 6(b) hereof).

The parties hereto agree as follows:

         1. Purchase and Sale of Convertible Notes. Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Company covenants and agrees to sell to the Purchaser on the Closing Date, at a purchase price of $_______ (the "Purchase Price"), (i) a convertible note in registered form in a principal amount of $_______ and substantially in the form of Exhibit A hereto (the "Note"), such Note convertible at the option of the holder thereof into a number of Note Shares determined pursuant to Article 3 of the Note according to the terms and conditions set forth in the Note, and (ii) a warrant to purchase ______ shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") in substantially the form of Exhibit B hereto (the "Warrant") , and upon the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Purchaser covenants and agrees to purchase from the Company on the Closing Date the Note and the Warrant at the Purchase Price. All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Note and the Warrant.

         2. Closing. The closing of the purchase and sale of the Note pursuant to Section 1 hereof shall take place on ________, 1997 at the offices of Morse, Zelnick, Rose & Lander LLP, located at 450 Park Avenue, Suite 902, New York, New York 10022 or at such other date, time and place as the Purchaser and the Company may agree upon in writing, or at such other time at which the Escrow Agent shall have received all documents and instructions as it shall it its sole judgment deem necessary and appropriate to consummate the transactions contemplated hereby (such time and date for the closing, the "Closing Date"). The duly executed Note and Warrant to be purchased by the Purchaser shall be delivered by, or on behalf of, the Company at the closing against payment of the Purchase Price therefor in immediately available funds by, or on behalf of, the Purchaser to the attorney trust account of Morse, Zelnick, Rose & Lander, LLP, (the "Escrow Agent") (Chase Manhattan Bank, Account No. 967086639, ABA Routing Number 021000021). The Escrow Agent shall receive from the Purchaser and the Company written instructions of the Purchaser and the Company in substantially the form of Exhibit C hereto (the "Closing Instructions"), instructing the Escrow Agent with

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respect the closing and settlement procedures. Commencing on the second business day after delivery to the Escrow Agent of the Purchase Price, the Purchaser, if the Company is not ready, willing and able to consummate the transaction in accordance with the terms of the Closing Instructions, may terminate the proposed transaction by notice to the Company and the Escrow Agent, whereupon the Escrow Agent shall redeliver the Purchase Price to the Purchaser as soon as practicable in accordance with the written instructions of the Purchaser.

         3. Representations. Warranties and Covenants of the Purchaser. The Purchaser understands, and represents and warrants to, and agrees with, the Company, that:

              (a) The Note, the Note Shares, the Warrant and the shares issuable upon exercise of the Warrant (the "Warrant Shares") (hereinafter, the Note, the Note Shares, the Warrant and the Warrant Shares are collectively referred to as the "Securities") have not been and, unless registered under the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the Registration Rights Agreement (as defined in Section 6(b)), will not be registered under the Securities Act, or any other applicable securities law, and, accordingly, may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of ("Transferred") unless registered under the Securities Act or Transferred in a transaction exempt from registration under the Securities Act and any other applicable securities law;

              (b) The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor"), and is acquiring or will acquire the Securities for its own account. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period;

              (c) The Purchaser is acquiring or will acquire the Securities for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. The Purchaser agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Note and the Warrant, as applicable, and (ii) pursuant to registration under the Securities Act or an exemption from registration under the Securities Act and any other applicable securities law; and

              (d) The  Purchaser  acknowledges  that the Company and others will
rely  upon  the   truth  and   accuracy   of  the   foregoing   acknowledgments,
representations   and   agreements  and  further  agrees  that  if  any  of  the
acknowledgments, representations and agreements deemed to have been made by the Purchaser by its
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acquisition of the Securities are no longer  accurate,  it shall promptly notify the Company.

              (e) The Company has furnished or made available to the Purchaser a full and complete set of its most recent definitive proxy statement in connection with its 1996 Special meeting of stockholders, its Annual Report on Form 10-KSB for its most recently completed fiscal year, its Form 10-QSB's for each of its fiscal quarters since the end of its most recently completed fiscal year and any Form 8-K's filed during its current fiscal year (collectively, the "SEC Documents"), which the Company has filed pursuant to the Securities Exchange Act of 1934, as amended.

         4.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the Purchaser that:

              (a) The Company has been duly incorporated and is validly existing as a corporation under the laws of Delaware.

              (b) This Agreement and the Registration Rights Agreement (as defined in Section 6(b)) have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements, enforceable in accordance with their respective terms, and the Company has full corporate power and authority necessary to enter into such agreements and to perform its obligations thereunder.

              (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates is required for execution of this Agreement or the Registration Rights Agreement (as defined in Section 6(b)) and the performance of its obligations under such agreements, including, without limitation, the issuance and sale of the Securities (except for the registration of the Note Shares and the Warrant Shares under the Securities Act pursuant to the Registration Rights Agreement as defined in Section 6(b)).

              (d) Neither the sale of the Note and Warrant pursuant to this Agreement, nor the performance of its obligations under this Agreement, the Note, the Warrant or the Registration Rights Agreement by the Company will:

                 (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation or by-laws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to

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which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject; or

                 (ii) result in the creation or imposition of any lien, claim or other encumbrance upon any of the assets of the Company.

              (e) The Note and Warrant, when issued and delivered pursuant to this Agreement, will have been duly authorized, executed, issued and delivered and will constitute a legal, valid, binding and enforceable obligation of the Company.

              (f) The Note Shares and Warrant Shares, when issued, (i) will be free and clear of any security interests, liens, claims or other encumbrances,
(ii) will be duly and validly authorized and issued, (iii) will be fully paid and nonassessable, (iv) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company, and (v) will not subject the holders thereof to personal liability by reason of being such holders.

              (g) Except as set forth in the SEC Documents, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or affiliates that would materially affect the results of operations of the Company or the execution by the Company of, or the performance by the Company of its obligations under, this Agreement, the Note, the Warrant or the Registration Rights Agreement.

              (h) The Company, any person representing the Company, and, to the best knowledge of the Company, any other person selling or offering to sell the Securities in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the Securities which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.


              (i) Assuming the accuracy of, and compliance with, the representations, warranties and covenants of the Purchaser in this Agreement, the sale of the Securities pursuant to this Agreement, the Note and the Warrant has been made in accordance with the provisions and requirements of Section 4(2) under the Securities Act ("Section 4(2)") and any applicable state law.

              (j) None of the Company, any affiliate of the Company, or any person acting on behalf of the Company or any such affiliate has engaged, or will engage, in any general solicitation or general advertising with respect to the Note and the Warrant.

              (k) The Company is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on the Nasdaq Small Cap Market. The Company has not received any notices for the delisting of the Common Stock. The Company has filed all materials required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for the twelve (12) months immediately preceding the offer or sale of the Notes and Warrants, and has received no notice, either oral or written, with respect to the continued eligibility for such listing. The Company has timely made all filings required under the Exchange Act during the twelve month period preceding the date hereof and is eligible to use Form S-3 to register the Note Shares and Warrant Shares.

              (l) The Company undertakes and agrees to make all necessary filings in connection with the sale of the Notes and Warrants and issuance of the Note Shares and the Warrant Shares as required by the United States laws and the regulations or any domestic securities exchange or trading market.

              (m) Since May 31, 1996, there has been no material adverse development in the assets, liabilities, business properties, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, except as disclosed in the filings of the Company with the SEC.
              (n) None of the filings of the Company with the SEC since June 1, 1996 contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has since June 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the SEC.

              (o) There is no known fact to the Company or any subsidiary (other than general economic conditions generally known to the public) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company or any subsidiary, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company or any subsidiary to perform its obligations pursuant to this Agreement.

         5. Covenants of the Company.  The Company covenants and agrees with the
Purchaser:


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

              (a) to comply with all requirements of Section 4(2) with respect to the issuance and sale of the Securities including but not limited to the filing of a Form D with the Securities and Exchange Commission;

              (b) to notify the Purchaser promptly if at any time during the period beginning on the date of this Agreement and ending on the Closing Date
(i) any event shall have occurred as a result of which any oral communication made by the Company, any person representing the Company, or, to the best knowledge of the Company, by any other person in connection with the transactions contemplated by this Agreement would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) there is any public disclosure of material information regarding the Company or its financial condition or results of operation;

              (c) to cause the Note Shares and Warrant Shares to be, when converted and exercised in accordance with the terms of the Note and the Warrant, upon delivery, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges, security interests or other encumbrances; and

              (d) have at all times authorized and reserved for issuance, free from preemptive rights, a sufficient number of shares of Common Stock to yield a number of Note Shares and Warrant Shares sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions of the Note and the Warrant.

              (e) use its best efforts to maintain the listing of the Common Stock on Nasdaq Small Cap Market.

         6. Conditions Precedent to the Purchaser's Obligations. The obligations of the Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

              (a) The representations and warranties made by the Company in this Agreement shall, unless waived by the Purchaser, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

              (b) The Company and the Purchaser shall have entered into a Registration Rights Agreement (the "Registration Rights Agreement") in a form satisfactory to the Purchaser.

              (c) The Company will provide an opinion or opinions of counsel in substantially the form of Exhibit D hereto.

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

              (d) None of the following shall have occurred: (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the NASDAQ, (ii) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (iii) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof, (v) at any time up to and including the day before the Closing Date, the Company's Common Stock shall trade on the NASDAQ at a price below $.75 per share, or (vi) any limitation by the federal or state authorities on the extension of credit by lending institutions that materially and adversely affects the Purchaser.

         7. Conditions Precedent to the Company's Obligations. The obligations of the Company hereunder are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the condition precedent that the representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Company, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

         8. Transfer of Securities.

              (a) Securities Act Legend. Each certificate evidencing the Note, the Note Shares, the Warrant, the Warrant Shares and any certificates issued upon transfer or exchange of the Note, the Note Shares, the Warrant or the Warrant Shares shall be stamped or imprinted with a legend substantially as follows:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

              (b) Securities Act Compliance. Each holder (a "Holder") of a certificate evidencing the Note, the Note Shares, the Warrant or the Warrant Shares which bears the restrictive legend set forth in Section 8(a) above (the "Restricted Securities"), and who proposes to Transfer (as defined in Section 3(a) of this Agreement) any Restricted Securities, shall give written notice to the Company of such Holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and may be accompanied by an opinion of legal counsel to the Holder. Promptly upon receipt of such notice, the Company shall present a copy thereof (together with any

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accompanying  opinion of legal counsel to the Holder) to its legal counsel,  and the following provisions shall apply:

                 (i) If, in the opinion of legal counsel to such Holder, satisfactory in form and substance to the Company and its legal counsel, or if such notice was not accompanied by an opinion of legal counsel to the Holder, then, if, in the opinion of legal counsel to the Company, the proposed sale or other disposition may be effected without registering the Restricted Securities involved under the Securities Act or under state securities laws, such Holder shall be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered to the Company. The Company will advise the Holder, within five (5) business days after submission of such notice, whether such Holder is entitled to so Transfer the Restricted Securities. If the Holder is entitled to so Transfer, he shall submit the stock certificate or certificates evidencing the Restricted Securities to be Transferred to the Company in proper form for Transfer and accompanied by appropriate instruments of Transfer. Restricted Securities thus Transferred (and each of the certificates evidencing any untransferred balance of the Securities not so transferred) shall bear the restrictive legend set forth in Section 8(a), unless, in the opinion of both such legal counsel (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), such legend is not required by the applicable provisions of the Securities Act or state securities laws; and

                 (ii) If in the reasonable opinion of either of such legal counsel (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), the proposed Transfer cannot be effected without registering the Securities involved under the Securities Act or state securities laws, such Holder shall not offer to Transfer or Transfer such Restricted Securities unless and until such Restricted Securities have been registered under the Securities Act or state securities laws for such purpose or an exemption from such registration becomes available pursuant to Section 8(b)(i) above. The Company has obligated itself to register the Note Shares and the Warrant Shares pursuant to the terms of the Registration Rights Agreement, a copy of which is attached hereto and made a part hereof.

         9. Fees and Expenses. Each of the Purchaser and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses and disbursements of such party's counsel.

         10. Survival of the Representations. Warranties. etc. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Company and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Securities.

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

         11. Notices. All notices, requests and other communications hereunder must be in writing and delivered to the parties at the following addresses or facsimile numbers:

  If to the Purchaser, to:




  Telecopy:


 If to the Company, to:

                           GreenMan Technologies Inc.
                           7 Kimball Lane
                           Building A
                           Lynnfield, MA 01940
                           Attention: Charles E. Coppa
                           Telecopy: (617) 224-0114


         with copy to:

                           Sullivan & Worcester, LLP
                           One Post Office Square
                           Boston, MA 02109
                           Attn.: John A. Piccione, Esq.
                           Telecopy: (617) 338-2880

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail or reputable courier service in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         12. Third Party Beneficiary. Any permitted transferee of any part of the Securities shall be a third party beneficiary of the Company's obligations under this Agreement, the Note, the Warrant and the Registration Rights Agreement. Such erson shall have all the rights of a third party beneficiary with respect to the enforcement against the Company of any provision of this Agreement, the Note, the Warrant and the Registration Rights Agreement.

         13. Miscellaneous.

              (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

              (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and permitted assigns.

              (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Agreement, each of the Company and the Purchaser irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in the City of New York and hereby waives to the fullest extent permitted by applicable law any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Agreement, the Note or the Warrant shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

              (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

              (e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

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

              (f) This Agreement, including the schedules and exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

         14. Time of Essence. Time shall be of the essence in this Agreement.

         15. Escrow Agent. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and its liability hereunder shall be limited to liability for gross negligence or willful misconduct on its part. The Company and the Purchaser agree to save harmless, indemnify and defend the Escrow Agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, by reason of, or on account of, any misrepresentation made to it or its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence or willful misconduct on the part of the Escrow Agent.

         The Escrow Agent shall not be responsible for any failure or inability of any of the parties to perform or comply with the provisions of this Agreement, or the agreements delivered in connection herewith.

         In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely in good faith upon any document (including facsimile transmitted copies of documents), instrument or signature believed by it in good faith to be genuine and to be signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume in good faith that any person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so.

         Each party hereto acknowledges that (a) the Escrow Agent is not acting as legal counsel to such party in any manner or respect in connection with the transactions contemplated by this Agreement, and (b) the Escrow Agent is serving as an accommodation to the parties hereto. Each party further acknowledges that the Escrow Agent has acted, and acts, as legal counsel in certain matters to H.J. Meyers & Co., Inc. ("Meyers") Each party hereto waives all claims in the nature of conflict of interest against the Escrow Agent and further agrees that in the event of any dispute which arises hereunder, or otherwise between a party and Meyers, the Escrow Agent shall be free to represent Meyers.

         It is understood and further agreed that the Escrow Agent shall:

         (a) be under no duty to enforce payment of any subscription that is to be paid to and held by it hereunder;

         (b) promptly notify the Purchaser and the Company of any discrepancy between the amounts set forth on any statement delivered by the Purchaser and/or the Company and the sum or sums delivered to it therewith;

         (c) be under no duty to accept funds, checks, drafts or instruments for the payment of money from anyone other than the Company or the Purchaser, or to give any receipt therefor except to the Company or the Purchaser, with a copy in each case to the Company;

         (d) be protected in acting upon any notice, request, certificate, approval, consent or other paper reasonably believed by it to be genuine and to be signed by the proper party or parties (including, but not limited to, copies of documents transmitted by facsimile);

         (e) be permitted to consult with counsel of its choice, and shall not be liable for any action taken, suffered, or omitted by it in accordance with the advice of such counsel; provided, however, that nothing in this subsection
(e), nor any action taken by the Escrow Agent, or suffered or omitted by it in accordance with the advice of any counsel, shall relieve the Escrow Agent from liability for any claims that are occasioned by its gross negligence or willful misconduct;

         (f)  not  be  bound  by  any  modification,   amendment,   termination,
cancellation, or recission of this Agreement, unless the same shall be in writing and signed by it;

         (g) be entitled to refrain from taking any action other than to keep all property held in escrow if it (i) shall be uncertain concerning its duties or rights hereunder, or (ii) shall have received claims or demands from any party, or (iii) shall have received instructions from the Purchaser and/or the Company which, in the Escrow Agent's opinion, are in conflict with any of the provisions of this Agreement, until it shall have received a final judgment by a court of competent jurisdiction;

         (h) have no liability for following the instructions herein or expressly provided for herein, or the written instructions given by the Purchaser and/or the Company; and

         (i) have the right, at any time, to resign hereunder by giving written notice of its resignation to all other parties hereto at least three (3) business days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation all cash and other payments and all other property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by the other parties executing this Agreement, whereupon the Escrow Agent's obligations hereunder shall cease and terminate. If no such person has been designated by such date, all obligations of the Escrow Agent hereunder shall, nevertheless, cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the other parties executing this Agreement or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

         16. Right of First Refusal. For a period of twelve (12) months following the Closing, the Purchaser shall have a five (5) day right of first refusal (together with any other purchasers in this offering to the extent of their original investment in this Note) to purchase any debt or equity securities of the Company which the Company proposes to issue in a private placement transaction (excluding sales to employees).

         17. Shorting Position. The Purchaser has no existing short position with respect to the Common Stock and agrees not to enter into any short sales or other hedging transactions with respect to the Common Stock at any time during the first sixty (60) days after the closing of this Agreement. Purchaser further agrees that, at all times after the execution of this Agreement by the Purchaser and prior to conversion of all principal amount of the Notes acquired by Purchaser, it will keep its purchase of the Note and Warrant confidential, except as required by law and except as necessary in the ordinary course of Purchaser's business.

         18. Delivery of Stock. The Company will permit the Purchaser to exercise its right to convert the Note and exercise the Warrant by telecopying an executed and completed Conversion Notice or Notice of Exercise, as the case may be, to the Company and delivering within three business days thereafter, the original Conversion Notice and Note or Notice of Exercise and Warrant by express courier. Each date on which a Conversion Notice or Notice of Exercise is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date. The Company will transmit the certificates representing the Note Shares or Warrant Shares and the newly issued Note representing the amount of the Note which remains unconverted, or the newly issued Warrant representing that portion of the Warrant that is not exercised, to the Purchaser via express courier within three business days after receipt by the Company of the original Conversion Notice and the Note or the Notice of Exercise and the Warrant.

         19. Liquidated Damages for Failure to Deliver. The Company understands that a delay beyond the deadline for delivery, specified in paragraph 18, could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for the late issuance of shares issuable at conversion of the Note or exercise of the

Warrant in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days after receipt by the Company of the original Conversion Notice and the Note or the original Notice of Exercise and the Warrant, together with immediately available funds for the entire purchase of the Warrant Shares:


   No. Business Days Late              Late Payment for Each $10,000 of
                                            Note Principal Amount
                                               Being Converted

             1                                      $50.00
             2                                     $100.00
             3                                     $150.00
             4                                     $200.00
             5                                     $250.00
             6                                     $300.00
             7                                     $350.00
             8                                     $400.00
             9                                     $450.00
             10                                    $500.00
            >10                      $500.00 + $100.00 for each Business
                                           Day Late Beyond 10 Days

         The Company  shall make any  payments  incurred  under this  Section in immediately available funds upon demand. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to issue and deliver Note Shares or Warrant Shares to the Purchaser. Furthermore, in addition to any other remedy which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of Note Shares or Warrant Shares within five business days after the Delivery Date, the Purchaser will be entitled to revoke the relevant Conversion Notice or Notice of Exercise by delivering a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to such Conversion Notice or Notice of Exercise.

         20.  Non-delivery of the Note Shares or Warrant Shares.  If, within ten
(10) business days of the date after receipt by the Company of the original Conversion Notice and the original Note or the Notice of Exercise and the

Warrant, as the case may be, the Company shall fail to (i) issue the Note Shares or Warrant Shares, and (ii) deliver to the Purchaser the Note Shares or Warrant Shares, for any reason other than failure by the Purchaser to comply with its obligations hereunder, then the Company shall:

              (a) hold the Purchaser harmless against any loss, claim or damage arising from or as a result of such failure by the Company (including, without limitation, any such loss, claim or damage resulting from an obligation to resell the Note Shares or Warrant Shares); and

              (b) reimburse the Purchaser for all of its out-of-pocket expenses reasonably incurred, including fees and disbursements of its counsel, incurred by the Purchaser in connection with this Agreement and the transactions contemplated herein; provided however, that the Company shall then have no further liability to the Purchaser except as provided for in this Section 20.

              IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer(s) of each party hereto as of the date first above written.
                                         GreenMan Technologies, Inc.

                                         ------------------------------------
                                          Name:
                                          Title:



                                         -------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT A

                                CONVERTIBLE NOTE